Securities (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Available for Sale Securities, Fair Values
Due within one year	$ 24,680
Due after one year through five years	67,387
Due after five years through ten years	31,240
Due after ten years	2,702
Total debt securities	126,009
Mortgage-backed securities, not due at a specific date	8,470
Equity securities	1,603
Fair Value	$ 136,082	$ 134,492